UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018 (November 27, 2018)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On November 27, 2018, certain subsidiaries of At Home Group Inc. (the “Company”) amended the Company’s existing senior secured term loan facility. At Home Holding II Inc. (“Holdings”) and At Home Holding III Inc. (the “Borrower”) entered into the Second Amendment (the “Term Loan Amendment”) with the lenders party thereto and Bank of America, N.A., as administrative agent and as collateral agent, which amends the First Lien Credit Agreement, dated June 5, 2015, as amended (the “Term Loan Facility”).

Pursuant to the Term Loan Amendment, among other things, the Borrower borrowed an additional $50.0 million in incremental term loans, increasing the principal amount outstanding thereunder to $339.5 million.  Voluntary prepayments of the term loans under the Term Loan Facility are permitted at any time, in certain minimum principal amounts, without premium or penalty, subject to a 1.00% premium payable in connection with certain repricing transactions within the first six months after the date of the Term Loan Amendment. Net proceeds from the incremental term loans were used to repay approximately $49.6 million of borrowings under the Company’s senior secured asset-based revolving credit facility.

The foregoing description of the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Description

10.1

Second Amendment to the Senior Secured Term Loan Facility, dated November 27, 2018, by and between At Home Holding III Inc., as the borrower, At Home Holding II Inc., as parent guarantor, the lenders party thereto and Bank of America, N.A., as administrative agent and as collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: November 29, 2018	By:	/s/ JEFFREY R. KNUDSON
		Name:	Jeffrey R. Knudson
		Title:	Chief Financial Officer